AMERICAN CENTURY INTERNATIONAL BOND

PROSPECTUS SUPPLEMENT

INTERNATIONAL BOND

Supplement dated October 27, 1999 * Prospectus dated May 1, 1999

The following should replace the third paragraph under "How does the fund pursue its investment objective?" on page 5 of the Investor Class Prospectus and page 5 of the Advisor Class Prospectus.

Normally, the fund will only purchase bonds denominated in foreign currencies.

The section entitled "Inflation Risk" on page 8 of the Investor Class Prospectus and page 8 of the Advisor Class Prospectus should be deleted.

SH-SPL-18621   9910